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Exhibit 99.1

News Release

FOR RELEASE:    Immediate

CONTACT:    Timothy McGarrity, Investor Relations 215-761-6130
                         Wendell Potter, Media Relations 215-761-4450

CIGNA Raises Full Year 2004 and 2005 Earnings Outlook

PHILADELPHIA, PA, November 30, 2004 – CIGNA Corporation (NYSE:CI) announced that it expects to report full year 2004 consolidated income from continuing operations before realized investment results and special items1 of $950 million to $975 million. The company also said it expects full year 2005 consolidated income from continuing operations before realized investment results and special items of $750 million to $825 million.

The company had previously expected consolidated income from continuing operations before realized investment results and special items of $925 million to $950 million for full year 2004 and $745 million to $810 million for full year 2005.

The increased expectations reflect stronger than anticipated performance of the company’s health care business, primarily due to continuing improvement in medical management.

“Our increased earnings outlook demonstrates our strength in medical management,” said H. Edward Hanway, CIGNA’s chairman and chief executive officer. “CIGNA’s emphasis on medical management and clinical quality continues to deliver cost effective solutions to employers and quality health care outcomes to our members.”

CIGNA Corporation (NYSE: CI) and its subsidiaries constitute one of the largest publicly owned providers of health care, disability, life and accident insurance benefits. Web site: http://www.cigna.com.

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Footnote:

1.

Income from continuing operations before realized investment results and special items is a measure of profitability used by CIGNA’s management because it presents the underlying results of operations of CIGNA’s businesses and permits analysis of trends in underlying revenue, expenses and income from continuing operations. This measure is not determined in accordance with generally accepted accounting principles (GAAP) and should not be viewed as a substitute for the most directly comparable GAAP measure, which is income from continuing operations. Information is not available for management to reasonably estimate future net income or income from continuing operations at this time. Full year 2004 net income and income from continuing operations will include realized investment results, which are not predictable, and special items. Special items for the full year 2004 will reflect:

o	the impact of any ongoing volatility from derivatives accounting associated with a portion of the reinsurance liabilities from the sale of the retirement benefits business;
o	additional accelerated recognition of the deferred gain on the sale of the retirement benefits business;
o	any gain resulting from the sale of our investment advisory businesses; and
o	the special items recognized in the first, second and third quarters of 2004.

Potential special items for the full year 2005 could include any additional impact from the first two items listed above. In addition, CIGNA could incur possible restructuring charges in 2005, not expected to exceed $50 million after-tax in aggregate, which would also be treated as special items. Other than these items, information is not available for management to reasonably estimate full year 2004 and 2005 special items.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

CIGNA and its representatives may from time to time make written and oral forward-looking statements, including statements contained in press releases, in CIGNA’s filings with the Securities and Exchange Commission, in its reports to shareholders and in meetings with analysts and investors. Forward-looking statements may contain information about financial prospects, economic conditions, trends and other uncertainties. Forward-looking statements in this press release include information regarding the company’s earnings estimates for the full years of 2004 and 2005. You should not place undue reliance on these forward-looking statements. CIGNA cautions that actual results could differ materially from those that management expects, depending on the outcome of certain factors. Some factors that could cause actual results to differ materially from the forward-looking statements include:

1.	increases in medical costs that are higher than anticipated in establishing premium rates in CIGNA’s health care operations, including increased use and costs of medical services;
2.	increased medical, administrative, technology or other costs resulting from new legislative and regulatory requirements imposed on CIGNA’s employee benefits businesses;
3.

challenges and risks associated with implementing the improvement initiatives in the health care operations, the organizational realignment and the reduction of overall CIGNA and health care cost structure, including that operational efficiencies and medical cost benefits do not emerge as expected and that membership does not stabilize and begin to grow, resulting in significantly greater than expected reductions in medical membership;

4.	risks associated with the amount and timing of gain recognition on the sale of CIGNA’s retirement benefits business;
5.

risks associated with pending and potential state and federal health care class action lawsuits, purported securities class action lawsuits, disputes regarding reinsurance arrangements, other litigation and regulatory actions challenging CIGNA’s businesses and the outcome of pending government proceedings;

6.	heightened competition, particularly price competition, which could reduce product margins and constrain growth in CIGNA’s businesses, primarily the health care business;
7.	significant changes in interest rates;
8.	downgrades in the financial strength ratings of CIGNA’s insurance subsidiaries, which could, among other things, adversely affect new sales and retention of current business;
9.

limitations on the ability of CIGNA’s insurance subsidiaries to dividend capital to the parent company as a result of downgrades in the subsidiaries’ financial strength ratings, changes in statutory reserve or capital requirements or other financial constraints;

10.

inability of the program adopted by CIGNA to substantially reduce equity market risks for reinsurance contracts that guarantee minimum death benefits under certain variable annuities (including possible market difficulties in entering into appropriate futures and forward contracts and in matching such contracts to the underlying equity risk);

11.

adjustments to the reserve assumptions and other considerations (including lapse, partial surrender, mortality, interest rates and volatility) used in estimating CIGNA’s liabilities for reinsurance contracts that guarantee minimum death benefits under certain variable annuities;

12.

adjustments to the assumptions (including annuity election rates) used in estimating CIGNA’s assets and liabilities for reinsurance contracts that guarantee minimum income benefits under certain variable annuities;

13.

significant stock market declines, which could, among other things, result in increased pension expenses in CIGNA’s pension plan in future periods and the recognition of additional pension obligations;

14.

unfavorable claims experience related to workers’ compensation and personal accident exposures of the run-off reinsurance business, including losses attributable to the inability to recover claims from retrocessionaires;

15.	significant deterioration in economic conditions, which could have an adverse effect on CIGNA’s operations and investments;
16.	changes in federal income tax laws; and
17.

risk factors detailed in CIGNA’s Form 10-K for the fiscal year ended December 31, 2003 and Form 10-Q for the fiscal quarter ended September 30, 2004, including the Cautionary Statement in Management’s Discussion and Analysis.

This list of important factors is not intended to be exhaustive. There may be other risk factors that would preclude CIGNA from realizing the forward-looking statements. While CIGNA may periodically update this discussion of risk factors, CIGNA does not undertake to update any forward-looking statement that may be made by or on behalf of CIGNA prior to its next required filing with the Securities and Exchange Commission.